                                                                   EXHIBIT 10.66

                        AMENDMENT TO EASEMENT AGREEMENT

     THIS AMENDMENT TO EASEMENT AGREEMENT (the "Amendment") is made and entered into as of the 22nd day of March, 1993 (the "Effective Date"), by and between MAFCO WORLDWIDE CORPORATION, a Delaware corporation (formerly known as MacAndrews & Forbes Company) ("Grantor"), whose address is Third Street and Jefferson Avenue, Camden, New Jersey 08104 and CAMDEN COGEN L.P. (D/B/A Camden Cogen Limited Partnership), a Delaware limited partnership ("Grantee"), whose address is 1600 Smith Street, Suite 5000, Houston, Texas 77002.

                              W I T N E S S E T H:

     WHEREAS, Grantor is the fee owner of those certain tracts or parcels of land situated in Camden, Camden County, New Jersey, more fully described on Exhibit A attached hereto (the "Property"); and

     WHEREAS, under the terms of that certain Easement Agreement dated December 18, 1992 (the "Original Easement Agreement"), by and between MacAndrews & Forbes Company and Grantee and recorded on January 14, 1993, in the Office of the Register of Deeds of Camden County, New Jersey at Deed Book 4600, Page 768, MacAndrews & Forbes Company conveyed to Grantee a non-exclusive easement under, through and across a portion of the Property which is described on Exhibit B to the Original Easement Agreement (the "Area"); and

     WHEREAS, MacAndrews & Forbes Company changed its corporate name to "Mafco Worldwide Corporation"; and

     WHEREAS, the legal description of the Area contained on Exhibit B to the Original Easement Agreement is incorrect and Grantor and Grantee have agreed to amend the Original Easement Agreement to correct the legal description of the Area contained on Exhibit B to the Original Easement Agreement;

     NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Grantor and Grantee agree that Exhibit B to the Original Easement Agreement is hereby deleted and replaced by the Exhibit B attached to this Amendment, and Grantee hereby releases and quitclaims to Grantor all of Grantee's right, title and interest in the lands described in Exhibit B to the Original Easement Agreement, except to the extent such lands fall within the lands described in Exhibit B attached hereto.

     Except as specifically herein amended, the Original Easement Agreement remains in full force and effect and the same is hereby ratified and confirmed.


                                             Prepared By: /s/ TERRY L. RADNEY
                                                         -----------------------
                                                          Terry L. Radney
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     EXECUTED on the dates of the acknowledgments set forth below, to be effective for all purposes as of the Effective Date.


ATTEST:                                 MAFCO WORLDWIDE CORPORATION,
                                        a Delaware corporation


/s/ [ILLEGIBLE]                         By /s/ GLENN P. DICKES
-----------------------------              ------------------------------------
Assistant Secretary                        Name:  Glenn P. Dickes
                                                  -----------------------------
(SEAL)                                     Title: Vice President
                                                  -----------------------------


                                        CAMDEN COGEN L.P., d/b/a Camden Cogen
                                        Limited Partnership, a Delaware limited
                                        partnership

                                        By:  COGEN TECHNOLOGIES CAMDEN GP
                                             LIMITED PARTNERSHIP, its general
                                             partner


ATTEST:                                 By:  COGEN TECHNOLOGIES CAMDEN, INC.,
                                             its general partner


/s/ [ILLEGIBLE]                              By /s/ R. CARY MCNAIR, JR.
---------------------------                     ------------------------------
Secretary                                    Name:  R. Cary McNair, Jr.
                                                    --------------------------
(SEAL)                                       Title: Vice President
                                                    --------------------------


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THE STATE OF NEW YORK    )
                         )
COUNTY OF NEW YORK       )



     BE IT REMEMBERED, that on this ___ day of _____________, 1993, before me, the subscriber, a notary public, personally appeared ______________, who is the _____________ of MAFCO WORLDWIDE CORPORATION, a Delaware corporation, who I am satisfied is the person who signed this instrument, and he acknowledged that he signed, sealed with the corporate seal, and delivered the same as such officer aforesaid, and that this instrument is the voluntary act and deed of such corporation, on behalf of MAFCO WORLDWIDE CORPORATION.

     Given under my hand and seal of office this ______ day of _______, 1993.



                                             /s/ JORAM C. SALIG
                                             ---------------------------------
                                             Notary Public in and for
                                             ___________ County, _____________

                                             My Commission Expires:
                                                                   -----------


                                                      JORAM C. SALIG
                                             Notary Public, State of New York
                                                       No. 4976737
                                               Qualified in New York County
                                             Commission Expires Dec. 17, 1994




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THE STATE OF TEXAS  )
                    )
COUNTY OF HARRIS    )


     BE IT REMEMBERED, that on this 23rd day of March, 1993, before me, the subscriber, a notary public, personally appeared R. Cary McNair, Jr. who is the Vice President of COGEN TECHNOLOGIES CAMDEN, INC., General Partner of COGEN TECHNOLOGIES CAMDEN GP LIMITED PARTNERSHIP, which is the General Partner of CAMDEN COGEN L.P., D/B/A CAMDEN COGEN LIMITED PARTNERSHIP, a Delaware limited partnership, who I am satisfied is the person who signed this instrument, and he acknowledged that he signed, sealed with the corporate seal, and delivered the same as such officer aforesaid, and that this instrument is the voluntary act and deed of such corporation, on behalf of CAMDEN COGEN L.P.

     Given under my hand and seal of office this 23rd day of March, 1993.


                [SEAL]                  /s/ ESTALEETA WATSON
                                        -----------------------------
                                        Notary Public in and for
                                        Harris County, Texas



                                        My Commission Expires: July 30, 1996
                                                              -----------------






WHEN RECORDED, RETURN TO:

TERRY L. RADNEY
FULBRIGHT & JAWORSKI
1301 MCKINNEY, SUITE 5100
HOUSTON, TEXAS 77010-3095


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